DANZIGER
                         300 GARRISON STREET
                         FREMONT, OHIO 43420
                             419-332-4201



                            March 19, 2008




              Dear Fellow Stockholder:


                     As my proxy statement indicates, I
              am soliciting proxies to elect, among
              others, myself as a Director of Croghan
              Bancshares in the election at the 2008
              Annual Meeting of Stockholders. I am very disappointed with the current share value and as I write this letter the share value is $27.75, lower than it has been since
              May 19, 2003, almost five (5) years ago.

                     If I am elected, I will encourage
              the Board of Directors to take measures
              designed to improve stockholders value at Croghan Bancshares. I advocate strategies such as a reverse stock split with repurchase of small shareholders holdings to effect a reduction in the number of shareholders below the SEC reporting level with the objective of an expense saving privatization of the corporation. Also, I advocate performance based bonuses. I note in a filing with the SEC by the company on February 20, 2008 no performance based bonuses were earned by the executive officers for years 2006 and 2007 which means to me performance below goals for both years. I would implement measures to forthwith improve performance by the executive officers or bring in executive officers who perform in excess of their goals. Finally, I believe the Board of Directors should be enhanced with gender diversity. I believe these measures if implemented properly by the board of directors should result in enhanced stockholder value.

                     During my 2001 candidacy I, joined
              by Jared E. Danziger and Samuel R.
              Danziger, asked to inspect the records of Bancshares and its wholly owned subsidiary
              Croghan Colonial Bank. I can advise you the Ohio Supreme Court has agreed with our request. The lawsuit is Danziger v. Luse and the Ohio Supreme Court opinion may be found on their website
              (http://www.sconet.state.oh.us/rod/newpdf/
              then type in the WebCite No.:
              "2004-Ohio-5227").

                     At present, the matter is still
              pending before the Common Pleas Court on


              Bancshares' and Banks' claim of "other
              issues". I believe this claim of "other issues" has no merit. I will have more to say at the Annual Meeting to update the shareholders.

                     After you have read my proxy
              statement, please sign the enclosed Blue proxy card and return it to me as soon as possible in the enclosed self-addressed, postage pre-paid envelope. If you hold your shares through a broker or a trust company, please call the person responsible for your account as soon as possible and ask him or her to vote the Blue proxy card and not to vote the white proxy card received from Croghan.

                     You also will receive a separate
              proxy statement and white proxy card from the Board of Directors of Croghan as you have in the past. I encourage you to sign and return only my enclosed Blue proxy card. If you do sign, date and return the Blue proxy card to me and if you then later sign and return a white proxy card to Croghan, only the later dated proxy will be counted. Similarly, if you sign and return a white proxy card to Croghan and if you later sign, dated and return my enclosed Blue proxy card to me, only the later dated Blue proxy will be counted.

                     Thank you in advance for your
              support.  If you have any pro or con
              comments, question, need further
              assistance or want to discuss my views
              regarding Croghan, please do not hesitate
              to call me in Fremont at 419-332-4201 or
              at 419-407-8601.   I invite you to elect
              me to the Board of Directors.


                        Sincerely,



                    NATHAN G. DANZIGER





















                     PROXY STATEMENT
                           OF
                    NATHAN G. DANZIGER

                       300 GARRISON
                    FREMONT, OH 43420
                       419-332-4201

                     Solicitation of Proxies in
              Opposition to Proxies to be Solicited by the Board of Directors of Croghan
              Bancshares, Inc.

                       INTRODUCTION

                     The date of this Proxy Statement is
              March 19, 2008.

                     My name is NATHAN G. DANZIGER. I
              own 2889 shares of Croghan Bancshares,
              Inc. (Croghan).   I have been a
              shareholder since 1948(60 years).

                     I am sending this Proxy Statement
              and the enclosed BLUE PROXY card to the
              stockholders of common stock of Croghan in connection with my solicitation of proxies to be voted at the Croghan 2008 Annual
              Meeting of Stockholders of Croghan and at any and all adjournments of that meeting
              (individually and collectively, the
              "Stockholders Meeting").

                     The Croghan Board of Directors has
              advised me that the next shareholders
              meeting will be held at the Holiday Inn, 3422 N. State Route 53, Fremont, Ohio
              43420, on Tuesday May 13th, 2008, at 1:00
              PM, local time. I am soliciting proxies
              for use at the Stockholders Meeting i) to vote in favor of my election to the Board of Directors of Croghan ii) to vote for certain other nominees and shareholder proposals set forth in Croghan's proxy statement and iii) to vote in my discretion on such other matter that may properly be presented at the Stockholders Meeting.

                     You should receive two different
              proxy statements, each with its own
              accompanying form of proxy, in connection with the Stockholders Meeting this year.
              You are receiving this Proxy Statement and the enclosed BLUE PROXY card from me. You should also receive a separate proxy statement and white proxy card from the Board of Directors of Croghan, similar to the way you received these materials in prior years. These two proxy statements will be very different because both the Board of Directors of Croghan and I will be attempting to obtain authority from you to vote your shares at the Stockholders Meeting in accordance with our respective recommendations. Even if you plan to attend the Stockholders Meeting, I encourage you to sign and return only the enclosed BLUE PROXY card and not the white proxy card which you may receive from Croghan. Any BLUE PROXY card that you sign and return to me will be voted only in accordance with your instructions. Please refer to Croghan's proxy statement for a full description of management and shareholder proposals, the securities ownership of Croghan, the share vote required to ratify each proposal, information about the Croghan's Officers and Directors, including compensation, and the date by which Stockholders must submit proposals for inclusion at the Next
              Annual Meeting.

                     Only one proxy of yours will be
              counted and used at the Stockholders
              Meeting. If you sign, date and mail a BLUE
              PROXY card to me and if you later sign and return a white proxy card to Croghan, the blue proxy card will not be counted when the votes are tabulated. I strongly urge you not to return any white proxy card sent to you by the Board of Directors of Croghan; vote and return only the BLUE
              PROXY to me.

           REASONS WHY I AM SOLICITING PROXIES

                     I decided to seek a  position on
              the Board of Directors in an effort to
              encourage the Board of Directors to take the following actions:

                     *       to improve the financial
                             performance of Croghan;
                     *       to enhance shareholder
                             value for Croghan.

                     As a stockholder of Croghan since
              1948 I am very interested in the success of our company and in doing what is best for Croghan and all Croghan stockholders.

                     I have asked, as a Stockholder, to
              see the records of Croghan Colonial Bank as long ago as February 2001. Croghan has refused and I brought suit. The suit is more fully explained later in the Information About Nathan G. Danziger
              Section. The Ohio Supreme Court clearly
              stated in its opinion dated October 13,
              2004 that I am entitled  to see the
              records of Croghan Colonial Bank and to
              this date, at shareholder expense, the
              Bank is still resisting in Common Pleas
              Court.


                  CROGHAN'S PERFORMANCE


                     As of December 31, 2007 Croghan's
              shares last traded at $35.00 per share, a DECREASE of $1.75 or approximately 5.0% since December 31, 2004 when the last trade was at $36.75. Croghan's share price has DECREASED from three years ago.
              Thus, it is apparent the value purchaser's are now willing to pay for Croghan's shares has DECREASED during the past three years. This speaks to


              Croghan's performance.

                     If I am elected, I will immediately
              recommend that the Board hire a financial industry consultant, or advisory group which specializes in financial institutions, to make recommendations to the Board regarding specific measures designed to enhance performance at Croghan as on the current course for the past three years new purchasers of Croghan's stock are not willing to pay what they paid three years ago.

                    At a minimum I will also work to:

              *      terminate payments to executives
                     for "membership" fees (in a SEC 8-K
                     Filing on January 18, 2007 it was
                     disclosed the Board of Directors
                     approved payment of "bonuses to
                     Messrs Futrell and Rieman of
                     $5,379.00 and $4,977.00,
                     respectively, to offset the cost of
                     2007 club membership fees.").

              *      investigate why no executive
                     officers received performance based
                     bonuses in 2006 and implement
                     measures to restore credibility to
                     the bonus program.

              *      implement a reverse stock-split
                     concomitant with a fair value
                     repurchase of small odd-lot shares
                     to accomplish a privatization of
                     Bankshares and a reduction of
                     operating expenses as a result of
                     suspension of reporting obligations
                     to the U.S. Securities and Exchange
                     Commission. Of course, the
                     suspension of reporting may result
                     in the lack of a trading market for
                     remaining shareholders, the lack of
                     financial information about a
                     private company and the lack of
                     certain regulatory controls.

              *      explore accretive acquisitions of
                     other local banks, such as the Oak
                     Harbor National Bank, the Republic
                     Banking Company of Republic, the
                     Farmers Citizens Bank of Bucyrus or
                     others.

              *      implement a reduction in the
                     retirement age for directors from
                     the present 76 years of age to 69
                     years of age.

              *      implement a succession plan by
                     identifying the next-in-line to be
                     president.

              *      the appointment of an independent
                     Director as Chairman of the Board
                     of Directors.

              *      implement an Independent Board of
                     Directors Nominating Committee with
                     an objective, among others, of
                     enhancing gender diversity on the
                     Board of Directors.

              *      establish a 45% to 50% divided
                     payout to net income ratio.



              *      implement a policy of disclosure to
                     all shareholders of the earnings
                     performance goal for the current
                     calendar year.

                     No assurance can be given that
              shareholder value will actually be
              enhanced or maximized as a result of the proposed programs, action or efforts being implemented or executed. In addition no guarantee may be given that any of the proposals will be adopted by the Croghan
              Board of Directors given my minority
              position on the board if elected. However
              I believe that I can serve the best
              interest all of the stockholders of
              Croghan, and I need your support.


             ELECTION OF DIRECTORS OF CROGHAN

                     The Code of Regulations of Croghan
              that are on file with the State of Ohio
              provide that the Board of Directors of
              Croghan will consist of Directors divided into three classes as nearly as equal in number as possible. The Directors of each class are elected to serve for a term expiring at the third succeeding Annual
              Meeting of Stockholders and until their
              successors have been elected and
              qualified. One class is to be elected
              annually by the stockholders of Croghan. A class of three (3) Directors should be elected at the 2008 Stockholders Meetings for a term expiring at the Annual Meeting of Stockholders in the year 2011. I am soliciting proxies to myself as successor for one of the expiring 2008 Directors' term.

                     The Code of Regulations of Croghan
              provide that each share of common stock is entitled to one vote. The three nominees who receive the highest number of votes will be elected as Directors. I intend to vote for myself as Director for a term which will expire in 2011.I also intend to
               vote for two (2) persons who have been
              nominated by Croghan to serve as Directors
              other than the nominee noted just below.
              You should refer to Croghan's Proxy
              Statement and form of proxy distributed by Croghan for the names, backgrounds, qualifications and the information concerning Croghan's nominees. I AM NOT
              SEEKING THE AUTHORITY TO VOTE FOR AND WILL
              NOT EXERCISE ANY AUTHORITY TO VOTE FOR
              CLAIRE F. JOHANSEN,  one of Croghan's
              three (3) nominees. There is no assurance that any of Croghan's nominees will serve if elected with me; and if those nominees will not serve, the Board will continue on as usual with the remaining seven (7)
              Directors plus me or the Directors may
              choose to fill the vacancies as provided in the By-Laws and Regulations of Croghan.

                     Only your latest dated proxy will
              be counted at the Stockholder Meeting. If you choose to vote by proxy for me by using the enclosed BLUE PROXY, you may NOT use the proxy card provided by Croghan to vote for any other nominees. In addition you CANNOT use the proxy card provided by the Board of Directors of Croghan to vote for me.


                     I have consented to being named in
              this Proxy Statement. I have agreed to
              serve as Director of Croghan if elected, and if elected I will act in a manner that I respectfully believe will be in the best interest of Croghan's stockholders. I believe that immediate action must be taken to improve Croghan's financial performance and shareholder value. Unless you instruct me otherwise, I will vote the BLUE PROXIES received by me for my election as Director of Croghan.


                    INFORMATION ABOUT
                   NATHAN G. DANZIGER

                     The following table shows the
              number and percentage of the outstanding shares of common stock of Croghan owned directly of record by Nominee NATHAN G.
              DANZIGER for election as Director:
                     Name


                                                           Number
                                                           of

                                                                          Shares






                                           Percentage
                                                                          (1)

                     NATHAN G. DANZIGER            2889
















                                                                          .164


              (1) Based upon 1,756,397 outstanding
              shares of common stock of Croghan as of
              September 30, 2007 Form 10-Q

                     During the prior two(2) years I
              have neither purchased nor sold shares of Croghan Bancshares, Inc.

                     My principal occupation is
              Insurance and Financial Representative
              associated with Northwestern Mutual
              Insurance Company's Agency in Toledo,
              Ohio. I hold the Insurance professional
              designations of Chartered Life Underwriter
              (CLU) and Chartered Financial Consultant
              (CHFC).  Also co-owner with Samuel R.
              Danziger of three parcels of commercial/ multi-family real estate in Fremont,
              Ohio, one of which is security for a loan from Croghan-Colonial Bank. Graduated from the University of Pennsylvania with a B.S. in Economics, is 68 years old and resides at 3014 Pembroke Road, Ottawa
              Hills, Ohio 43606.

                     I am not nor within the past year
              i) have not been a party to any contract, arrangement or understanding with any person with respect to any securities of Croghan, (ii) do not nor during the past two years have not had, a direct or indirect interest in any transaction or series of similar transactions to which Croghan, or any of its subsidiaries, was or is to be a party, except as co-owner I have one long standing real estate loan with Croghan secured by one parcel of commercial real estate, (iii) do not have any arrangement or understanding with any person with respect to any future transactions to which Croghan or any of its affiliates will or may be a party, or
              (iv) do not have any arrangement or
              understanding with any person with respect to future employment by Croghan or its affiliates. As to Jared E. Danziger and
              Samuel R. Danziger, 1) Jared E. Danziger is my nephew and Samuel R. Danziger is my brother and 2) Jared E. Danziger, Nathan
              G. Danziger and Samuel R. Danziger are Pro
              Se Petitioners in a Court case against
              Croghan which commenced in 2001 when
              Petitioners attempted to exercise their
              shareholder right to inspect the books and records of both Bancshares and Bank. After suit was filed Bancshares acquiesced as to Bancshares but not as to Bank's books and records; the Sandusky County Ohio Common
              Pleas Court and the Sixth District Court of Appeals held in favor of respondent-appellee Luse (as corporate
              Secretary); the Ohio Supreme Court
              reversed the lower court decisions and
              granted the Danzigers the right to inspect both Bancshares and Croghan Colonial
              Bank's books and records (Danziger v.
              Luse- the full opinion is at
              http://www.sconet.state.oh.us/rod/newpdf/
              then type in the WebCite No.:
              "2004-Ohio-5227").

                     At present the matter is still
              before the Common Pleas Court on
              Bancshares' and Banks' claim of "other
              issues". I believe their claim of "other issues" is without merit.

                     I do not  have any arrangement or
              understanding with any other person
              according to which I will be nominated as a Director of Croghan. I do not have any interest in the matters to be voted upon at the Stockholders Meeting other than my interest as a stockholder of Croghan.

                     I estimate that my total
              expenditures relating to my solicitation of proxies will be approximately $975.00
              (including, but not limited to, costs
              related to my printing and other costs
              incidental to the solicitation). My
              expenditures to date relating to this
              solicitation have been approximately
              $100.00. If I am elected as a Director I do not intend to seek reimbursement of these expenses from Croghan.

                     Nathan G. Danziger's wife, Nancy K.
              Danziger whose address also is 3014
              Pembroke Road, Ottawa Hills, Ohio 43606
              directly owns 1758 shares of common stock of Croghan. Nathan G. Danziger disclaims any beneficial or voting interest in the 1758 shares owned by Nancy K. Danziger.


            CERTAIN INFORMATION ABOUT CROGHAN

                     Based upon Croghan's report on Form
              10-Q filed with the SEC for the quarter
              ended September 30, 2007 there were
              1,756,397 shares of common stock, $12.50 par value per share, of Croghan outstanding as of the close of business on September 30, 2007. Under Croghan's
              Articles of Incorporation, each share of common stock is entitled to one vote on each matter to be considered at the Stockholders Meeting. The address of
              Croghan's principal office is 323 Croghan
              Street, Fremont, Ohio 43420.


             DATE, TIME AND PLACE OF CROGHAN
                   STOCKHOLDERS MEETING

                     According to the Code of
              Regulations of Croghan currently on file, the Stockholders Meeting will be held at the Holiday Inn, 3422 N. State Route 53,
              Fremont, Ohio 43420 on Tuesday, May 13,
              2008 at 1:00 PM. Notice of time and
              location of such Meeting has been sent to you by Croghan. The record date for stockholders entitled to notice of and to vote at the Stockholder Meeting, and any adjournment thereof, was at the close of business on March 14, 2008.

                      OTHER MATTERS

                     I will vote your shares of Croghan
              common stock represented by properly
              executed BLUE PROXIES in the manner which
              you direct.    If no specific direction is
              given, I will vote the BLUE PROXIES for my election to the Board of Directors of Croghan. If other matters are properly presented at the Stockholders Meeting, the BLUE PROXIES will grant me the authority to vote such proxies in my discretion on such matters and I intend to vote in accordance with my best judgment on such matters.

                     Blue proxies marked as abstentions,
              broker non-votes or as withholding
              authority to vote for me as Directors will be treated as shares present for purpose of determining whether a quorum for the Stockholders Meeting is present but will not be counted as votes cast for me.

                     Please refer to the Croghan's proxy
              statement relating to the Stockholders
              Meeting that may be sent to all
              stockholders with respect to information concerning (i) beneficial ownership by management of Croghan's securities, (ii) beneficial owners of 5% or more of Croghan's securities, (iii) classes of
              Croghan Board of Directors, (iv) meetings of Croghan Board of Directors and all committees thereof, (v) certain information regarding the existing directors as well as management's nominees to serve as directors of Croghan, (vi) compensation and remuneration paid and payable to Croghan Directors and management, (vii) the date by which stockholder must submit proposals to Croghan for inclusion in Croghan's next
              Annual Meeting proxy statement, and (viii) other matters required by law to be disclosed. I have no independent knowledge as to the accuracy or completeness of the proxy statement that Croghan's Board of Directors may send to you in connection with the
              Stockholders Meeting.

                     The expense of preparing and
              mailing this Proxy Statement and my other soliciting material, as well as my cost of soliciting proxies, will be borne by me.
              In addition to the use of the mails,
              proxies may be solicited by me by the use of the telephone and by in-person meetings. I also will request by mail brokerage firms, banks, nominees, custodians and fiduciaries to forward my solicitation materials to the beneficial owners of common stock of Croghan held by such institutions or persons and I will reimburse such institutions and persons for their reasonable costs of forwarding such material.

                     Once the Board of Directors has
              established the agenda for the
              Stockholders Meeting, I may send
              additional information to you regarding
              the meeting. If you buy or sell shares of Croghan common stock between the date of this Proxy Statement and the record date for the Stockholders Meeting, then you may have to complete and sign a new BLUE PROXY.

              IMPORTANT      Please sign and date only
              the enclosed BLUE PROXY and mail it as
              soon as possible in the self-addressed
              postage-paid envelope provided. When you receive a white proxy card from Croghan relating to the Stockholders Meeting, please do not sign or return it to Croghan. If you do so, it may revoke any proxy that you return to me. If you want to revoke any proxy you have given to me, you may do so by signing and returning a new proxy (dated subsequent to any previous proxy), by attending the
              Stockholders Meeting and voting in person or by sending me a written letter of revocation of your proxy at the address shown on page 1 of this Proxy Statement.

              IMPORTANT --    Your vote is important. No
              matter how many or how few shares you own, please vote for my election as Director of Croghan by signing, dating and mailing the enclosed BLUE PROXY as soon as possible.
              Please also indicate on the BLUE PROXY
              your vote for these shareholders proposals.

                     Please sign and mail only the
              enclosed BLUE PROXY if you wish to vote in accordance with my recommendations. Do not sign any white proxy card that you may receive from the Board of Directors of Croghan. You must sign your BLUE PROXY exactly as your name appears on your stock certificate of Croghan. If you own your stock jointly, both owners must sign the BLUE PROXY.

                     STREET  NAME  STOCKHOLDERS: If your
              shares of common stock are held in the
              name of your broker, bank or other
              nominee, you must to contact your broker, bank or nominee and give them instructions as to the voting of your stock. Your broker or bank cannot vote your shares without receiving your instructions.
              Please contact the person responsible for your account and instruct them to execute a BLUE PROXY as soon as possible. You should also return your proxy card to your broker or bank as soon as you receive it.

                     The proxies that I am soliciting
              will be valid only at the 2008 Annual
              Stockholders Meeting. The proxies will not be used for any other meeting and may be revoked at any time before they are exercised. If you have any questions or need further assistance, please do not hesitate to contact me at (419) 332-4201
              (or 419-407-8601).

                     The date of this Proxy Statement is
              March 19, 2008.

















              PROXY SOLICITED ON BEHALF OF NATHAN G.
              DANZIGER FOR USE AT THE 2008 ANNUAL
              MEETING OF STOCKHOLDERS OF  CROGHAN
              BANCSHARES, INC. AND ANY AND ALL
              ADJOURNMENTS OF THAT MEETING

              THE UNDERSIGNED HEREBY APPOINT(S) NATHAN
              G. DANZIGER AS PROXY, WITH FULL POWER TO
              APPOINT HIS SUBSTITUTE, TO REPRESENT AND
              TO VOTE AS INDICATED BELOW, ALL SHARES OF
              COMMON STOCK OF CROGHAN BANCSHARES, INC.
              (CROGHAN) WHICH THE UNDERSIGNED IS
              ENTITLED TO VOTE AT THE MAY 13, 2008
              ANNUAL MEETING OF STOCKHOLDERS OF CROGHAN,
              OR AT ANY AND ALL POSTPONEMENTS OR
              ADJOURMMENTS THEREOF (THE STOCKHOLDERS
              MEETING), UPON THE FOLLOWING MATTERS.

                     1.   Election of Directors for
              three-year term expiring in 2011.

                     ____    FOR the election of
                             nominee NATHAN G. DANZIGER.

                     ____     WITHHOLD AUTHORITY to vote
                             for the election of nominee
                             listed above.

                     Nathan G. Danziger intends to use
              this proxy to vote for himself and two(2) of the persons who have been nominated by Croghan to serve as Directors other than the Nominee noted below. You should refer to the Croghan proxy statement and form of proxy distributed by Croghan for the names, backgrounds, qualifications and other information concerning the Croghan
              Nominees. Nathan G. Danziger is NOT
              seeking authority to vote for and will NOT exercise any authority to vote for Claire
              F. Johansen,  one of the Croghan's
              three(3) Nominees. There is no assurance that any of the Croghan Nominees will serve if elected with Nathan G. Danziger;
              and if those nominees will not serve, the Board will continue as usual with the remaining seven (7) Directors plus Nathan
              G. Danziger. You may withhold authority to vote for an additional Nominee(s), by writing the name of the Croghan Nominee(s) in the following space below.


              ______________________ Nominee(s)


                     CONTINUED ON REVERSE - PLEASE SIGN
                     ON REVERSE SIDE



            2.     In his discretion, Nathan G.
            Danziger, as proxy, is authorized to vote on such other matters as may properly be presented at the Stockholders Meeting.

            This Proxy when properly executed will be voted in the manner directed by the undersigned.

            THE UNDERSIGNED HEREBY REVOKES ANY AND ALL
            PROXIES RELATING TO THE STOCKHOLDERS MEETING
            PREVIOUSLY GIVEN BY THE UNDERSIGNED WITH
            RESPECT TO ALL SHARES OF COMMON STOCK OF
            CROGHAN BANCSHARES OWNED BY THE UNDERSIGNED.

                   Dated: _________________, 2008.

            _________________________________

            _____________________________
            (Sign and Print Name)

































                                                                (Shareholder
                                                                Number)

            _____________________________________
            (If held jointly - All sign and print names)

            Title, if applicable:_______________________

                   Please sign exactly as your name
            appears on the stock records of Croghan
            Bancshares. If there are two or more owners, both should sign this proxy. When signing as Attorney, Executor, Administrator, Trustee,
            Guardian or other representative capacity, please give full title as such. If owner is a corporation, please indicate full corporate name and sign by an authorized officer. If owner is a partnership or limited liability company, please indicate the full partnership or limited liability company name and sign by an authorized person.

              PLEASE SIGN, DATE AND MAIL THIS PROXY CARD
            TODAY.